UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2014

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.

On July 24, 2014, 1st Source Corporation issued a press release that announced its second quarter earnings for 2014. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01    Regulation FD Disclosure

On July 24, 2014, the Board of Directors of 1st Source Corporation authorized the repurchase, by the Corporation, of up to 2,000,000 shares of its outstanding common stock from time to time to mitigate the potential dilutive effects of stock-based incentive plans and other potential uses of common stock for corporate purposes. This authorization shall supersede any prior repurchase authorizations.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 99.1: Press release dated July 24, 2014, with respect to 1st Source Corporation’s financial results for the second quarter ended June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: July 24, 2014	/s/ CHRISTOPHER J. MURPHY III
Christopher J. Murphy III
Chairman of the Board, President and CEO

Date: July 24, 2014	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer